UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2018

ABBVIE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35565	32-0375147
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1 North Waukegan Road

North Chicago, Illinois 60064-6400

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (847) 932-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

AbbVie Inc. (“AbbVie”) held its Annual Meeting of Stockholders on May 4, 2018.  The following is a summary of the matters voted on at that meeting.

(1)                                 The stockholders elected AbbVie’s Class III Directors with terms expiring in 2021, as follows:

Name	For	Against	Broker Non-Votes
Roxanne S. Austin	1,136,868,599	13,161,295	260,703,800
Richard A. Gonzalez	1,115,140,717	34,889,177	260,703,800
Rebecca B. Roberts	1,139,178,279	10,851,615	260,703,800
Glenn F. Tilton	1,129,746,144	20,283,750	260,703,800

(2)                                 The stockholders ratified the appointment of Ernst & Young LLP as AbbVie’s independent registered public accounting firm for 2018, as follows:

For	Against	Abstain
1,397,789,476	9,779,337	3,164,881

(3)                                 The stockholders approved, on an advisory basis, the compensation of AbbVie’s named executive officers listed in the proxy statement for the 2018 annual meeting, as follows:

For	Against	Abstain	Broker Non-Votes
1,091,537,665	52,278,080	6,214,149	260,703,800

(4)                                 The stockholders approved, on an advisory basis, the frequency of the vote to approve the compensation of AbbVie’s named executive officers, as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
1,119,508,603	5,474,102	19,509,034	5,538,155	260,703,800

(5)                                 The stockholders did not approve the management proposal regarding amendment of the certificate of incorporation for the annual election of directors, as follows:

For	Against	Abstain	Broker Non-Votes
1,142,267,330	4,446,678	3,315,886	260,703,800

(6)                                 The stockholders did not approve the management proposal regarding amendment of the certificate of incorporation to eliminate supermajority voting, as follows:

For	Against	Abstain	Broker Non-Votes
1,139,337,651	7,165,827	3,526,416	260,703,800

(7)                                 The stockholders did not approve a stockholder proposal to issue a lobbying report, as follows:

For	Against	Abstain	Broker Non-Votes
272,992,743	848,877,882	28,159,269	260,703,800

(8)                                 The stockholders did not approve a stockholder proposal to separate chair and CEO, as follows:

For	Against	Abstain	Broker Non-Votes
441,926,892	702,905,620	5,197,382	260,703,800

(9)                                 The stockholders did not approve a stockholder proposal to issue an annual Compensation Committee report on drug pricing, as follows:

For	Against	Abstain	Broker Non-Votes
247,879,964	887,590,325	14,559,605	260,703,800

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBVIE INC.

Date: May 8, 2018	By:	/s/ Laura J. Schumacher
Laura J. Schumacher
Executive Vice President, External Affairs, General Counsel and Corporate Secretary